UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
         The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners
Variable Mid Cap
Core Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide long-term growth of capital.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	21

Report of independent registered public accounting firm	32

Additional information	33

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates

Legg Mason Partners Variable Mid Cap Core Portfolio   I

Letter from the chairman continued

steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended October 31, 2008. Stock prices declined during each of the first five months of the period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during four of the last five months of the period, including S&P 500 Indexiv declines of 8.91% and 16.79% in September and October, respectively. All told, the S&P 500 Index returned -36.10% during the 12-month period ended October 31, 2008.

II   Legg Mason Partners Variable Mid Cap Core Portfolio

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -36.80%, -40.67% and -34.16%, respectively, during the 12-month period ended October 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -37.04% and -36.32%, respectively.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners Variable Mid Cap Core Portfolio   III

Letter from the chairman continued

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2008

IV   Legg Mason Partners Variable Mid Cap Core Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Variable Mid Cap Core Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equities, or other investments with similar economic characteristics, of medium-sized companies. The Portfolio pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. The portfolio managers obtain market information about the universe of investment candidates and distill that information to cull prospective investments. The portfolio managers then establish market-implied growth and return expectations based on current trading price and challenge those expectations using their insight and proprietary analysis. In selecting companies, the portfolio managers consider:

•	Cash flow generation relative to operating assets and market valuation

•	Earning power relative to operating assets and market valuation

•	Growth prospects relative to company historical growth rates and market expectations

•	Capital allocation discipline

•	Balance sheet strength and dynamics

•	Returns on capital

•	Quality of company management and soundness of strategic plan

While markets are relatively efficient in the long-term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. The portfolio managers believe their disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. The Portfolio’s reporting period began amid a rallying bull market for equities that was rapidly overwhelmed by a global credit crisis, centered on defaulting subprime mortgages and related collateralized mortgage securities. As the fiscal year progressed, the mortgage crisis metastasized into a series of escalating financial institution failures and international economic events that constituted a major historical disruption of the global stock and credit markets.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   1

Portfolio overview continued

In early October of 2007, shortly before the start of the period, several major U.S. equity market indexes, including the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii reached new record highs, with the DJIA closing above 14,000 for the first time. The rally was short-lived, however, as early indicators of the growing mortgage market crisis and a weakening economy soon came to dominate the headlines. The stock market tested lows shortly after the start of the Portfolio’s fiscal year in late November, with selling driven by the broadening impact of the subprime market collapse and its impact on the global credit markets. By the end of calendar year 2007, many of the largest U.S. financial institutions were forced to raise capital in order to shore up their balance sheets.

The market rallied again briefly after the start of 2008, but soon reversed course amid significant volatility and growing concerns about the overall health of the U.S. financial system. The credit markets continued to show signs of weakness and, as a result, a number of money center and investment banks were forced to take asset markdowns and raise capital, culminating in the collapse of Bear Stearns in mid-March and the rescue of the firm by JPMorgan Chase and the Federal Reserve Board (“Fed”)iii. By the end of March, the major averages closed down across the board and had lost between 10% and 20% of their value since the summer of 2007.

The spring of 2008 brought another broad but short-lived market rally, leaving the S&P 500 Index and other major averages up mid-single digits by the end of May. However, the month of June saw a dramatic decline in equity prices, the likes of which had not been seen in decades. The DJIA fell over 10% in the month of June alone, its biggest June loss since 1930, putting the major averages in, or near, bear market territory (defined as down 20% from peak to trough). Key reasons for the sharp sell-off included the continued stress on the financial system, especially the credit markets, along with a sharp rise in commodity prices, particularly crude oil and energy prices.

In early September of 2008, a rapidly unfolding series of events linked to the ongoing credit market crisis led to the collapse and subsequent rescue by the Fed of the world’s largest insurance company, American International Group, the distressed acquisition of financial services firm Merrill Lynch by Bank of America, and the bankruptcy filing of investment bank Lehman Brothers, the largest in U.S. history. In response, the Fed and the U.S. Department of the Treasury took several steps in an effort to stabilize the credit markets and Congress approved a $700 billion program to clear much of the bad debt from the books of major financial companies.

As the fiscal year drew to a close, the month of October took its place in the history books as one of the worst ever for the U.S. stock market, second only to the “Black Monday” crash of October 1987 for the DJIA (which

2   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

dropped over 22% on a single day), and the most volatile month for the S&P 500 Index since November 1929. The difficulty was not isolated to the U.S., as fears of a recession and worldwide slowdown led global stock markets to lose trillions in value, while a global sell-off in commodities continued. Consumer confidence in the U.S. dropped a record amount against the prior month, as unemployment rose and headlines highlighted a shift of concerns from commercial and real estate credit to consumer debt and speculation on the severity of an anticipated recession.

Q. How did we respond to these changing market conditions?
A. Our investment process incorporates a philosophy and process designed to minimize emotional responses to changing market dynamics. Through our quantitative and fundamental analysis, we focus on companies with, what we believe to be, attractive valuations, strong fundamentals and management teams that exercise capital discipline. This core strategy, which we expect to drive excellent results through an economic cycle, did not change as a result of the changing market conditions. Additionally, we aim to source the majority of our risk from stock selection, where we believe we can add the most value, and attempt to minimize factor risk that is most influenced by macroeconomic conditions, where we believe we have less of a competitive advantage. That said, as the credit crisis unfolded over the course of the year and the odds of a serious recession increased, we steered the Portfolio into a more defensive position by holding more cash and reducing our exposure to those sectors that we believed were most vulnerable, namely Financials and Materials. Over the course of the year, we were most underweight the Materials and Financials sectors and most overweight in Information Technology (“IT”) and Industrials.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   3

Portfolio overview continued

Performance review
For the 12 months ended October 31, 2008, Class I shares of Legg Mason Partners Variable Mid Cap Core Portfolio1 returned -35.63%. The Portfolio’s unmanaged benchmark, the S&P MidCap 400 Indexiv, returned -36.46% over the same time frame. The Lipper Variable Mid-Cap Core Funds Category Average returned2 -38.26% for the same period.

PERFORMANCE SNAPSHOT as of October 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Mid Cap Core Portfolio[1] — Class I Shares	-29.64%	-35.63%

S&P MidCap 400 Index	-31.72%	-36.46%

Lipper Variable Mid-Cap Core Funds Category Average[2]	-32.49%	-38.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -29.59% over the six months ended October 31, 2008. Class II shares returned -35.70% over the 12 months ended October 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2008, the gross total operating expense ratios for Class I (as supplemented June 6, 2008) and Class II shares were 1.01% and 1.81%, respectively.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.95% for Class I shares and 1.25% for Class II shares. These expense limitations may be reduced or terminated at any time.

Q. What were the leading contributors to performance?
A. The Portfolio’s overall sector allocation, specifically its underweights to the Materials and Consumer Discretionary sectors and its overweight to the Health Care sector, contributed positively to performance for the period as compared with the benchmark. Stock selection in the Health Care, Energy and Consumer Staples sectors also contributed to relative performance. In
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 76 funds for the six-month period and among the 74 funds for the 12-month period in the Portfolio’s Lipper category.

4   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

terms of individual Portfolio holdings, leading contributors to performance for the period included ImClone Systems Inc. in the Health Care sector, Compass Minerals International Inc. in the Materials sector, Nabors Industries Ltd. in the Energy sector, Foundry Networks Inc. in the IT sector and Hudson City Bancorp Inc. in the Financials sector.

Q. What were the leading detractors from performance?
A. The Portfolio’s stock selection in the Industrials, Utilities, Materials, Consumer Discretionary, IT and Financials sectors detracted from performance for the period as measured against the benchmark. Underweights to the Financials and Utilities sectors and overweights to the Industrials and IT sectors also negatively impacted relative performance. In terms of individual Portfolio holdings, leading detractors from performance for the period included Shaw Group Inc., R.R. Donnelley & Sons Co. and Wesco International Inc., all in the Industrials sector, along with Celanese Corp. (Series A Shares)  in the Materials sector and Comverse Technology Inc. in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. During the reporting period, we closed our existing positions in ImClone Systems Inc. following the announcement of a planned acquisition by Eli Lilly & Co. We also closed a number of other existing positions in the portfolio, including Wesco International Inc. in the Industrials sector, Cytec Industries in the Materials sector and Patterson Cos. Inc. in the Health Care sector. We established several new positions during the period, including those in Hexcel Corp. in the Industrials sector, CenterPoint Energy Inc. in the Utilities sector, People’s United Financial Inc. in the Financials sector and AmerisourceBergen Corp. in the Health Care sector. Over the course of the period, our industry weightings increased most in the Consumer Discretionary and Consumer Staples sectors and decreased most in the Materials and IT sectors.

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Portfolio overview continued

Thank you for your investment in Legg Mason Partners Variable Mid Cap Core Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian M. Angerame Portfolio Manager ClearBridge Advisors, LLC	Derek J. Deutsch, CFA Portfolio Manager ClearBridge Advisors, LLC

November 18, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Casey’s General Stores Inc. (2.9%), Sherwin-Williams Co. (2.9%), Toll Brothers Inc. (2.5%), PartnerRe Ltd. (2.4%), Hudson City Bancorp Inc. (2.4%), Check Point Software Technologies Ltd. (2.3%), L-3 Communications Holdings Inc. (2.3%), People’s United Financial Inc. (2.2%), Hexcel Corp. (2.2%) and R.R. Donnelley & Sons Co. (2.0%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Information Technology (16.9), Industrials (16.2%), Consumer Discretionary (13.2%), Financials (12.8%) and Health Care (12.6%). The Portfolio’s composition is subject to change at any time.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Portfolio’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P Mid Cap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

6   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	(29.64)%	$1,000.00	$703.60	0.95%	$4.07

Class II	(29.59)	1,000.00	704.10	1.25	5.35

[1]	For the six months ended October 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,020.36	0.95%	$4.82

Class II	5.00	1,000.00	1,018.85	1.25	6.34

[1]	For the six months ended October 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS†

	CLASS I	CLASS II
Twelve Months Ended 10/31/08	(35.63)%	(35.70)%

Five Years Ended 10/31/08	1.04	N/A

Inception* through 10/31/08	3.03	(26.31)

CUMULATIVE TOTAL RETURN†

Class I (Inception date of 11/1/99 through 10/31/08)	30.79%

Class II (Inception date of 5/21/07 through 10/31/08)	(35.70)

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates are November 1, 1999 and May 21, 2007 for Class I and Class II shares, respectively.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO VS. S&P MIDCAP 400 INDEX† — November 1, 1999 - October 2008

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Partners Variable Mid Cap Core Portfolio at inception on November 1, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   11

Schedule of investments
October 31, 2008

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 90.4%

CONSUMER DISCRETIONARY — 13.2%

	Auto Components — 1.6%

47,500	BorgWarner Inc.	$1,067,324

	Hotels, Restaurants & Leisure — 1.2%

26,500	Ctrip.com International Ltd., ADR	810,370

	Household Durables — 4.7%

25,900	Mohawk Industries Inc.*	1,253,042

32,000	Tempur-Pedic International Inc.	249,920

72,000	Toll Brothers Inc.*	1,664,640

	Total Household Durables	3,167,602

	Leisure Equipment & Products — 1.0%

540,200	Li Ning Co., Ltd.(a)	657,027

	Media — 0.3%

54,610	Warner Music Group Corp.	226,085

	Specialty Retail — 4.4%

89,300	American Eagle Outfitters Inc.	993,016

34,000	Sherwin-Williams Co.	1,934,940

	Total Specialty Retail	2,927,956

	TOTAL CONSUMER DISCRETIONARY	8,856,364

CONSUMER STAPLES — 2.9%

	Food & Staples Retailing — 2.9%

65,000	Casey’s General Stores Inc.	1,963,000

ENERGY — 7.8%

	Energy Equipment & Services — 3.2%

30,000	Bristow Group Inc.*	743,100

8,900	Diamond Offshore Drilling Inc.	790,320

95,000	ION Geophysical Corp.*	623,200

	Total Energy Equipment & Services	2,156,620

	Oil, Gas & Consumable Fuels — 4.6%

26,500	Comstock Resources Inc.*	1,309,630

90,000	El Paso Corp.	873,000

37,300	Newfield Exploration Co.*	857,154

	Total Oil, Gas & Consumable Fuels	3,039,784

	TOTAL ENERGY	5,196,404

FINANCIALS — 12.8%

	Capital Markets — 3.8%
27,500	AllianceBernstein Holding LP	644,600

See Notes to Financial Statements.

12   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Capital Markets — 3.8% continued

60,700	Highlands Acquisition Corp.*	$545,086

90,000	Invesco Ltd.	1,341,900

	Total Capital Markets	2,531,586
	Insurance — 3.7%

29,000	Allied World Assurance Holdings Ltd.	930,030

23,600	PartnerRe Ltd.	1,597,484

	Total Insurance	2,527,514

	Real Estate Investment Trusts (REITs) — 0.7%

53,000	Mission West Properties	458,980

	Thrifts & Mortgage Finance — 4.6%

84,400	Hudson City Bancorp Inc.	1,587,564

84,700	People’s United Financial Inc.	1,482,250

	Total Thrifts & Mortgage Finance	3,069,814

	TOTAL FINANCIALS	8,587,894

HEALTH CARE — 12.6%

	Biotechnology — 1.5%

38,300	Vertex Pharmaceuticals Inc.*	1,003,843

	Health Care Providers & Services — 4.9%

43,000	AmerisourceBergen Corp.	1,344,610

27,000	Magellan Health Services Inc.*	997,380

24,000	Pediatrix Medical Group Inc.*	927,600

	Total Health Care Providers & Services	3,269,590

	Life Sciences Tools & Services — 3.2%

43,000	Pharmaceutical Product Development Inc.	1,332,140

90,000	WuXi PharmaTech Cayman Inc., ADR*	842,400

	Total Life Sciences Tools & Services	2,174,540

	Pharmaceuticals — 3.0%

84,000	Elan Corp. PLC, ADR*	640,920

34,400	Shire Ltd., ADR	1,357,080

	Total Pharmaceuticals	1,998,000

	TOTAL HEALTH CARE	8,445,973

INDUSTRIALS — 16.2%

	Aerospace & Defense — 4.4%

111,000	Hexcel Corp.*	1,465,200

18,600	L-3 Communications Holdings Inc.	1,509,762

	Total Aerospace & Defense	2,974,962

	Commercial Services & Supplies — 4.3%
37,000	Corrections Corporation of America*	707,070

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   13

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
	Commercial Services & Supplies — 4.3% continued

37,000	Covanta Holding Corp.*	$797,720

82,000	R.R. Donnelley & Sons Co.	1,358,740

	Total Commercial Services & Supplies	2,863,530

	Construction & Engineering — 2.8%

55,000	Quanta Services Inc.*	1,086,800

44,600	Shaw Group Inc.*	797,894

	Total Construction & Engineering	1,884,694
	Industrial Conglomerates — 1.5%

58,000	McDermott International Inc.*	993,540

	Machinery — 3.2%

34,000	AGCO Corp.*	1,071,680

27,500	Parker Hannifin Corp.	1,066,175

	Total Machinery	2,137,855

	TOTAL INDUSTRIALS	10,854,581

INFORMATION TECHNOLOGY — 16.9%

	Communications Equipment — 2.1%

36,330	Comverse Technology Inc.*	264,119

60,000	Juniper Networks Inc.*	1,124,400

	Total Communications Equipment	1,388,519

	Computers & Peripherals — 1.1%

190,000	Palm Inc.*	758,100

	Internet Software & Services — 3.4%

46,600	Digital River Inc.*	1,154,748

53,000	VeriSign Inc.*	1,123,600

	Total Internet Software & Services	2,278,348

	IT Services — 1.8%

79,000	Fidelity National Information Services Inc.	1,192,110

	Semiconductors & Semiconductor Equipment — 3.3%

53,000	Lam Research Corp.*	1,185,080

42,000	Microchip Technology Inc.	1,034,460

	Total Semiconductors & Semiconductor Equipment	2,219,540

	Software — 5.2%

53,000	Autodesk Inc.*	1,129,430

76,000	Check Point Software Technologies Ltd.*	1,536,720

47,000	MICROS Systems Inc.*	800,410

	Total Software	3,466,560

	TOTAL INFORMATION TECHNOLOGY	11,303,177

See Notes to Financial Statements.

14   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

SHARES	SECURITY	VALUE
MATERIALS — 1.3%

	Chemicals — 1.3%

63,000	Celanese Corp., Series A Shares	$873,180

UTILITIES — 6.7%

	Electric Utilities — 1.4%

30,500	Allegheny Energy Inc.	919,575

	Independent Power Producers & Energy Traders — 1.7%

50,550	NRG Energy Inc.*	1,175,288

	Multi-Utilities — 3.6%

105,000	CenterPoint Energy Inc.	1,209,600

27,900	Sempra Energy	1,188,261

	Total Multi-Utilities	2,397,861

	TOTAL UTILITIES	4,492,724

	TOTAL COMMON STOCKS (Cost — $79,082,425)	60,573,297

WARRANTS — 0.0%

	Capital Markets — 0.0%

60,700	Highlands Acquisition Corp., Expires 10/3/12* (Cost — $49,288)	4,554

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $79,131,713)	60,577,851

FACE
AMOUNT
SHORT-TERM INVESTMENT — 9.7%

	Repurchase Agreement — 9.7%

$6,527,000	Interest in $586,627,000 joint tri-party repurchase agreement dated 10/31/08 with Barclays Capital Inc., 0.200% due 11/3/08; Proceeds at maturity — $6,527,109; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.360% due 11/19/08 to 12/11/20; Market value — 6,657,540) (Cost — $6,527,000)	6,527,000

	TOTAL INVESTMENTS — 100.1% (Cost — $85,658,713#)	67,104,851

	Liabilities in Excess of Other Assets — (0.1)%	(85,198)

	TOTAL NET ASSETS — 100.0%	$67,019,653

*	Non-income producing security.

(a)	Security is valued in good faith by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $86,015,185.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   15

Statement of assets and liabilities
October 31, 2008

ASSETS:

Investments, at value (Cost — $85,658,713)	$67,104,851

Cash	579

Receivable for securities sold	67,045

Dividends and interest receivable	59,661

Prepaid expenses	2,318

Total Assets	67,234,454

LIABILITIES:

Payable for Portfolio shares repurchased	63,439

Investment management fee payable	33,040

Trustees’ fees payable	23,292

Distribution fees payable	1,434

Accrued expenses	93,596

Total Liabilities	214,801

TOTAL NET ASSETS	$67,019,653

NET ASSETS:

Par value (Note 6)	$ 79

Paid-in capital in excess of par value	90,386,295

Undistributed net investment income	23,601

Accumulated net realized loss on investments and foreign currency transactions	(4,836,460)

Net unrealized depreciation on investments	(18,553,862)

TOTAL NET ASSETS	$67,019,653

Shares Outstanding:

Class I	7,113,038

Class II	815,203

Net Asset Value:

Class I	$8.45

Class II	$8.47

See Notes to Financial Statements.

16   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

Statement of operations
For the Year Ended October 31, 2008

INVESTMENT INCOME:

Dividends	$ 874,570

Interest	91,120

Total Investment Income	965,690

EXPENSES:

Investment management fee (Note 2)	707,117

Shareholder reports (Note 4)	157,779

Legal fees	23,428

Audit and tax	22,746

Trustees’ fees	4,535

Insurance	4,231

Custody fees	3,388

Distribution fees (Notes 2 and 4)	1,901

Transfer agent fees (Note 4)	315

Miscellaneous expenses	3,282

Total Expenses	928,722

Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(75,927)

Net Expenses	852,795

NET INVESTMENT INCOME	112,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(4,758,907)

Foreign currency transactions	66

Net Realized Loss	(4,758,841)

Change in Net Unrealized Appreciation/Depreciation From Investments	(33,583,115)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(38,341,956)

DECREASE IN NET ASSETS FROM OPERATIONS	$(38,229,061)

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   17

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:

Net investment income	$ 112,895	$ 585,512

Net realized gain (loss)	(4,758,841)	20,700,975

Change in net unrealized appreciation/depreciation	(33,583,115)	(65,362)

Increase (Decrease) in Net Assets From Operations	(38,229,061)	21,221,125

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(450,008)	(650,001)

Net realized gains	(20,722,531)	(14,839,029)

Decrease in Net Assets From Distributions to Shareholders	(21,172,539)	(15,489,030)

PORTFOLIO SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	9,563,637	1,966,154

Reinvestment of distributions	21,172,539	15,489,029

Cost of shares repurchased	(23,077,516)	(24,197,514)

Increase (Decrease) in Net Assets From Fund Share Transactions	7,658,660	(6,742,331)

DECREASE IN NET ASSETS	(51,742,940)	(1,010,236)

NET ASSETS:

Beginning of year	118,762,593	119,772,829

End of year*	$67,019,653	$118,762,593

*Includes undistributed net investment income of:	$23,601	$353,410

See Notes to Financial Statements.

18   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

CLASS I SHARES	2008[1]	2007[1]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.28	$15.68	$14.76	$13.14	$12.35

INCOME (LOSS) FROM OPERATIONS:

Net investment income (loss)	0.02	0.07	0.08	0.06	(0.01)

Net realized and unrealized gain (loss)	(4.85)	2.61	2.05	1.56	0.80

Total income (loss) from operations	(4.83)	2.68	2.13	1.62	0.79

LESS DISTRIBUTIONS FROM:

Net investment income	(0.06)	(0.09)	(0.09)	—	—

Net realized gains	(2.94)	(1.99)	(1.12)	—	—

Total distributions	(3.00)	(2.08)	(1.21)	—	—

NET ASSET VALUE, END OF YEAR	$8.45	$16.28	$15.68	$14.76	$13.14

Total return[3]	(35.63)%	18.79%	15.22%	12.33%	6.40%

NET ASSETS, END OF YEAR (MILLIONS)	$60	$119	$120	$121	$110

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.97%	0.93%[4]	0.84%	0.82%	0.83%

Net expenses[5]	0.90 [6]	0.88 [4,6]	0.84 [6]	0.82	0.83 [6]

Net investment income (loss)	0.13	0.48	0.54	0.44	(0.06)

PORTFOLIO TURNOVER RATE	75%	62%	71%	107%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.88%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES	2008[1]	2007[1,2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.27	$16.27

INCOME (LOSS) FROM OPERATIONS:

Net investment income (loss)	(0.09)	0.01

Net realized and unrealized loss	(4.76)	(0.01)

Total income (loss) from operations	(4.85)	0.00 [3]

LESS DISTRIBUTIONS FROM:

Net investment income	(0.01)	—

Net realized gains	(2.94)	—

Total distributions	(2.95)	—

NET ASSET VALUE, END OF YEAR	$8.47	$16.27

Total return[4]	(35.70)%	0.00%

NET ASSETS, END OF YEAR (000s)	$6,905	$118

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	3.25%	1.81%[5]

Net expenses[6,7]	1.25	1.24 [5]

Net investment income (loss)	(1.10)	0.18 [5]

PORTFOLIO TURNOVER RATE	75%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 21, 2007 (inception date) to October 31, 2007.

[3]	Amount represents less than $0.01 per share.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25%.

See Notes to Financial Statements.

20   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Partners Variable Mid Cap Core Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pensions or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   21

Notes to financial statements continued

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific

22   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and other taxes. It is the Portfolio’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolios intends to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolio’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolio’ financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   23

Notes to financial statements continued

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	—	$(39,572)	$39,572

(b)	$7,304	(7,304)	—

(a)	Reclassifications are primarily due to a book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

During the year ended October 31, 2008, the Portfolio’s Class I and Class II shares had voluntary expense limitations in place of 0.95% and 1.25%, respectively.

During the year ended October 31, 2008, the manager waived and/or reimbursed expenses in the amount of $75,927.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s

24   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Portfolio.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$68,494,409

Sales	86,923,408

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,262,666

Gross unrealized depreciation	(21,173,000)

Net unrealized depreciation	$(18,910,334)

4. Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER	SHAREHOLDER
	FEES	AGENT FEES	REPORTS EXPENSES
Class I	—	$246	$141,472

Class II	$1,901	69	16,307

Total	$1,901	$315	$157,779

For the year ended October 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/REIMBURSEMENTS
Class I	$60,717

Class II	15,210

Total	$75,927

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   25

Notes to financial statements continued

5.	Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007[1]
Net Investment Income
Class I	$449,935	$650,001

Class II	73	—

Total	$450,008	$650,001

Net Realized Gains
Class I	$20,698,986	$14,839,029

Class II	23,545	—

Total	$20,722,531	$14,839,029

[1]	For the period May 21, 2007 (inception date) to October 31, 2007 for Class II Shares.

6.	Shares of beneficial interest
At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had six billion shares of capital stock authorized with a par value of $0.00001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	OCTOBER 31, 2008		OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	66,273	$764,049	116,799	$1,826,411

Shares issued on reinvestment	1,690,561	21,148,922	1,072,647	15,489,029

Shares repurchased	(1,932,274)	(22,957,684)	(1,540,866)	(24,173,049)

Net decrease	(175,440)	$(1,044,713)	(351,420)	$(6,857,609)

Class II1
Shares sold	817,281	$8,799,588	8,766	$139,743

Shares issued on reinvestment	1,882	23,617	—	—

Shares repurchased	(11,187)	(119,832)	(1,539)	(24,465)

Net increase	807,976	$8,703,373	7,227	$115,278

[1]	For the period May 21, 2007 (inception date) to October 31, 2007.

26   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

7.	Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$6,967,678	$5,769,040

Net long-term capital gains	14,204,861	9,719,990

Total distributions paid	$21,172,539	$15,489,030

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$93,866

Capital loss carryforward*	(4,479,988)

Other book/tax temporary differences(a)	(70,265)

Unrealized appreciation/(depreciation)(b)	(18,910,334)

Total accumulated earnings/(losses) — net	$(23,366,721)

*	As of October 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(4,479,988)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and CGM, a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”),

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   27

Notes to financial statements continued

the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also

28   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   29

Notes to financial statements continued

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10.	Recent accounting pronouncements
On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of

30   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

***

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

***

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Portfolio’s financial statement disclosures.

Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report   31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Mid Cap Core Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Mid Cap Core Portfolio as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2008

32   Legg Mason Partners Variable Mid Cap Core Portfolio 2008 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Mid Cap Core Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (‘‘Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	57

Other board member-ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

Legg Mason Partners Variable Mid Cap Core Portfolio   33

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (Business Development) (since 1998)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

34   Legg Mason Partners Variable Mid Cap Core Portfolio

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

Legg Mason Partners Variable Mid Cap Core Portfolio   35

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex overseen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

36   Legg Mason Partners Variable Mid Cap Core Portfolio

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York,NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	57

Other board memberships held by Trustee	None

Legg Mason Partners Variable Mid Cap Core Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer

Term of office[1]and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor,LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	148

Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1]and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1]and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

38   Legg Mason Partners Variable Mid Cap Core Portfolio

JOHN CHIOTA Legg Mason 300 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer

Term of office[1]and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1]and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1]and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1]and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Legg Mason Partners Variable Mid Cap Core Portfolio   39

Additional information (unaudited) continued
Information about Trustees and Officers

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1]and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40   Legg Mason Partners Variable Mid Cap Core Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record Date:	12/20/2007

Payable Date:	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	20.13%

Long-Term Capital Gain Dividend	$2.016035

Please retain this information for your records.

Legg Mason Partners Variable Mid Cap Core Portfolio   41

Legg Mason Partners
Variable Mid Cap Core Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
(formerly, PFPC Inc.)
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Mid Cap Core Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Legg Mason Partners Variable Mid Cap Core Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXX010540 12/08 SR08-719

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,800 in 2007 and $146,300 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $31,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $33,900 in 2007 and $30,750 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: December 30, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: December 30, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: December 30, 2008